Exhibit 1.1

EXECUTION COPY

7,500,000 Common Shares

TEKMIRA PHARMACEUTICALS CORPORATION

(incorporated under the Business Corporations Act (British Columbia))

UNDERWRITING AGREEMENT

March 19, 2015

LEERINK PARTNERS LLC

RBC CAPITAL MARKETS, LLC

As Representatives of the Several Underwriters

c/o Leerink Partners LLC

One Federal Street

37th Floor

Boston, Massachusetts 02110

Ladies and Gentlemen:

Tekmira Pharmaceuticals Corporation, a company incorporated under the Business Corporations Act (British Columbia) (the “Company”), proposes to sell to Leerink Partners LLC (“Leerink”), RBC Capital Markets, LLC (“RBC”) and each of the other Underwriters named in Schedule I hereto (collectively, the “Underwriters” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof) for whom Leerink and RBC are acting as representatives (in such capacity, the “Representatives”), an aggregate of 7,500,000 common shares (the “Firm Shares”) of the Company (the “Common Shares”). The Company has also granted to the Underwriters an option to purchase up to an aggregate of 1,125,000 additional Common Shares, on the terms and for the purposes set forth in Section 3 hereof (the “Option Shares”). The Firm Shares and any Option Shares purchased pursuant to this Underwriting Agreement are herein collectively called the “Securities.”

The Company hereby confirms its agreement with respect to the sale of the Securities to the Underwriters.

1. Registration Statement and Prospectus. The Company has prepared and filed with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-200625) covering the registration of up to $150,000,000 of Common Shares and other securities of the Company under the United States Securities Act of 1933, as amended (the “Securities Act” or “Act”) and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder, and such amendments to such registration statement as may have been permitted or required to the date of this Agreement. Such registration statement, including the U.S. Base Prospectus (as defined below) and including exhibits to such registration statement, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act and the documents and information otherwise deemed to be a part thereof or included therein by Rule 430B under the Securities Act (the “Rule 430B Information”), has become effective in such form under the Securities Act. Such registration statement, at any given time, including amendments thereto to such time, the exhibits and any schedules thereto at such time and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time, and the Rule 430B Information deemed to be a part thereof or included therein, is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the “Upsizing Registration Statement” and, from and after the date and time of filing of the Upsizing Registration Statement, the term “Registration Statement” shall include the Upsizing Registration Statement. The prospectus in the form in which it appeared in the Original Registration Statement is herein called the “U.S. Base Prospectus.” The preliminary prospectus supplement dated March 18, 2015 relating to the offering of the Securities, including all documents incorporated therein by reference, filed with the Commission pursuant to Rule 424(b) under the Securities Act, together with the U.S. Base Prospectus, is hereinafter called a “Preliminary Prospectus.”

The Company has also filed with the British Columbia Securities Commission (“BCSC”) as well as all the Provinces of Canada (other than the Province of Québec) the Original Registration Statement, and a prospectus, consisting of the U.S. Base Prospectus together with such additional information legends and disclosure required by applicable securities laws (collectively, the “Canadian Base Prospectus”). The Canadian Base Prospectus shall include any amendments made to the Canadian Base Shelf Prospectus made in conjunction with the Upsizing Registration Statement and the term “Canadian Base Prospectus” shall include such amendments, from and after the date and time of the filing of such amendments to the Canadian Base Prospectus with the BCSC. The Company has received a receipt for the Canadian Base Prospectus from the BCSC.

The Company shall prepare and file with the Commission pursuant to Rule 424(b) and Rule 430B of the Rules and Regulations and in accordance with Section 4(a) hereof a final prospectus supplement to the U.S. Base Prospectus relating to the offering of the Securities (including all documents incorporated therein by reference, together with the U.S. Base Prospectus, the “Final Prospectus”).

Concurrently with the filing of the Final Prospectus with the Commission, the Company will file a prospectus, consisting of the Final Prospectus together with such additional information legends and disclosure required by applicable securities laws (the “Canadian Final Prospectus”), with the BCSC.

Any reference herein to any “amendment” or “supplement” to the Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include (i) the filing of any document with the Commission after the date of the Preliminary Prospectus or the Final Prospectus, as the case may be, and prior to the First Closing Date or the Second Closing Date, as applicable, which is incorporated therein by reference or is otherwise deemed to be a part thereof or included therein by the Rules and Regulations and (ii) any such document so filed prior to the First Closing Date or the Second Closing Date, as applicable.

The Underwriters shall offer the Securities for sale to the public directly and through other investment dealers and brokers in the United States of America (the “United States”) only as permitted by applicable law and upon the terms and conditions set forth in the Final Prospectus and this Agreement. It is acknowledged and agreed that the Canadian Final Prospectus shall not contemplate making sales of any Securities to purchasers in Canada and, accordingly, shall not contain any underwriter’s certificate. The Underwriters agree that they will not, directly or indirectly, distribute the Registration Statement, the Preliminary Prospectus or the Final Prospectus or publish any prospectus, circular, advertisement or other offering material in any jurisdiction other than such states of the United States in which the Securities are duly qualified under U.S. federal and applicable U.S. state securities laws, in such manner as to require registration of the Securities or the filing of a prospectus or any similar document with respect to the Securities by the Company therein or subject the Company to ongoing periodic reporting obligations in such jurisdiction pursuant to the securities laws of such jurisdiction.

Notwithstanding the foregoing, each Underwriter represents that it (i) has not offered or sold, directly or indirectly, and agrees that it will not, directly or indirectly, offer, sell or deliver any of the Securities purchased by it under this Agreement in Canada or to any resident of Canada, and (ii) has not circulated or distributed the Canadian Base Prospectus, nor will it circulate or distribute the Canadian Base Prospectus or the Canadian Final Prospectus, or any other offering document or material in connection with the offer or sale of Securities, whether directly or indirectly, to purchasers or prospective purchasers in Canada or to residents of Canada. Each Underwriter further agrees that it will include a comparable provision in any sub-underwriting, banking group or selling group agreement or similar agreement with respect to the Securities that may be entered into by such Underwriter.

For purposes of this Agreement, all references to the Registration Statement, any Upsizing Registration Statement, the U.S. Base Prospectus or the Preliminary Prospectus, any Issuer Free Writing Prospectus (as defined below) or the Final Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). For purposes of this Agreement, all references to the Canadian Base Prospectus and the Canadian Final Prospectus, or any amendment or supplement to any of the foregoing, shall include the copy filed with the BCSC.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any Upsizing Registration Statement, the U.S. Base Prospectus, the Preliminary Prospectus or the Final Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the Rules and Regulations to be a part of or included in the Registration Statement, any Upsizing Registration Statement, the U.S. Base Prospectus, the Preliminary Prospectus or the Final Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the U.S. Base Prospectus, the Preliminary Prospectus or the Final Prospectus shall be deemed to mean and include the filing of any document under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is incorporated by reference in or otherwise deemed by Rules and Regulations to be a part of or included in the Registration Statement, the U.S. Base Prospectus, the Preliminary Prospectus or the Final Prospectus, as the case may be. All references in this Agreement to financial statements and other information which is “contained,” “included” or “stated” in the Canadian Base Prospectus or Canadian Final Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and other information which is incorporated by reference in or otherwise deemed by BC Securities Laws to be a part of or included in the Canadian Base Prospectus or Canadian Final Prospectus.

2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriters as follows:

(a) The Company is a reporting issuer (or equivalent thereof) in the Province of British Columbia, is not in default under the securities laws of the Province of British Columbia (the “BC Securities Laws”), and is in compliance in all material respects with its timely disclosure obligations under the Exchange Act, the BC Securities Laws and the requirements of the Nasdaq Global Market (“NASDAQ”). The Company is not the subject of a cease trade order, or management cease trade order, issued by the BCSC, and the Company is, to the best of its knowledge, not aware of any such order being contemplated or threatened by the BCSC. All disclosure and filings on the public record and fees required to be made and paid by the Company pursuant to the BC Securities Laws have been made and paid, and the Company has not filed any confidential material change reports.

(b) The Statutory Prospectus (as defined below) at the Time of Sale (as defined below) complies with the requirements of the Securities Act and the Rules and Regulations in all material respects.

(c) The Company meets the general eligibility requirements for use of Form S-3 under the Securities Act as set forth in the General Instructions thereto. The Original Registration Statement initially became effective under the Securities Act on December 11, 2014 and any Upsizing Registration Statement has become effective or will become effective upon filing with the Commission. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission. No order, ruling or determination having the effect of suspending the sale or ceasing the trading of any securities of the Company (including the Securities) has been issued or made by the Commission, the BCSC, any other securities commission, stock exchange or other regulatory authority and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, are contemplated by any such authority. Any request on the part of the Commission, the BCSC or any other securities commission, stock exchange or other regulatory authority for additional information in connection with the offering contemplated hereby has been complied with.

(d) Each part of the Registration Statement, any Upsizing Registration Statement and any post-effective amendment thereto, at the time such part became effective, at all other subsequent times until the expiration of the Prospectus Delivery Period (as defined below), and at the First Closing Date and the Second Closing Date (as defined below), as the case may be, and the Final Prospectus (or any amendment or supplement to the Final Prospectus), at the time it is first filed in accordance with Rule 424(b) under the Securities Act or the time of first use within the meaning of the Rules and Regulations, at all subsequent times until expiration of the Prospectus Delivery Period, and at the First Closing Date and the Second Closing Date, as the case may be, complied and will comply in all material respects with the applicable requirements and provisions of the Securities Act, the Rules and Regulations and the Exchange Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The representations and warranties set forth in the immediately preceding sentence does not apply to statements in or omissions from the Registration Statement, any Upsizing Registration Statement, or any post-effective amendment thereto, or the Final Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with written information relating to the Underwriters furnished to the Company by the Representatives on behalf of the Underwriters specifically for use therein; it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in Section 6(f).

At the time of filing thereof with the BCSC and at the First Closing Date and the Second Closing Date: (A) the Canadian Base Prospectus and the Canadian Final Prospectus complied and will comply in all material respects with the BC Securities Laws; and (B) the Canadian Base Prospectus and the Canadian Final Prospectus constituted and will constitute full, true and plain disclosure of all material facts relating to the Securities and the Company and its Subsidiaries, taken as a whole, and did not and will not contain a misrepresentation, as defined under BC Securities Laws, and did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) Neither (A) any Issuer General Free Writing Prospectus(es) issued at or prior to the Time of Sale and set forth on Schedule III, the information set forth on Schedule II and the Statutory Prospectus at the Time of Sale, all considered together (collectively, the “Time of Sale Disclosure Package”), nor (B) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the Time of Sale Disclosure Package, includes or included as of the Time of Sale any untrue statement of a material fact or omit or omitted as of the Time of Sale to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus or any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Underwriters specifically for use therein; it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in Section 6(f). As used in this paragraph and elsewhere in this Agreement:

(i) “Time of Sale” means 6:00 p.m. (New York time) on the date of this Agreement, or such other time as agreed to by the Company and the Underwriters.

(ii) “Statutory Prospectus” means the U.S. Base Prospectus, as amended and supplemented immediately prior to the Time of Sale, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof. For purposes of this definition, information contained in a form of prospectus filed in accordance with Rule 430B and Rule 424(b) of the Rules and Regulations shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission under the Securities Act.

(iii) “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Securities or of the offering that does not reflect the final terms, or is a “bona fide electronic roadshow,” as defined in Rule 433 of the Rules and Regulations, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

(iv) “Issuer General Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule III hereto.

(v) “Issuer Limited-Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Free Writing Prospectus.

(f) (A) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the Prospectus Delivery Period or until any earlier date that the Company notified or notifies the Underwriters as described in Section 4(c)(B), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished in writing to the Company by the Underwriters specifically for use therein; it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in Section 6(f).

(B)(1) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and (2) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act, in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 (without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer), nor an “excluded issuer” as defined in Rule 164 under the Securities Act.

(C) Each Issuer Free Writing Prospectus satisfied, as of its issue date and at all subsequent times through the Prospectus Delivery Period, all other conditions to use thereof as set forth in Rules 164 and 433 under the Securities Act.

(g) The Preliminary Prospectus and the Final Prospectus delivered or to be delivered to the Underwriters for use in connection with this offering was or will be substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(h) The financial statements of the Company and its Subsidiaries, together with the related notes, set forth or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act and fairly present the financial condition of the Company and its Subsidiaries as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles used in the United States of America (“U.S. GAAP”), consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement, if any, the Time of Sale Disclosure Package and the Final Prospectus have been derived from the accounting records of the Company and its Subsidiaries and present fairly the information required to be stated therein. No other schedules or financial statements are required to be included in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus. The pro forma financial statements and the related notes thereto included in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly complied on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. To the Company’s knowledge, each of KPMG LLP and Grant Thornton LLP, which has expressed its opinion with respect to certain financial statements filed as a part of the Registration Statement and included in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations, are independent with respect to the Company and its Subsidiaries within the meaning of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and are registered public accounting firms (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act) for the periods required, and are also independent with respect to the Company and its Subsidiaries as required by the Business Corporations Act (British Columbia), applicable BC Securities Laws and applicable Canadian professional standards. There has not been a “reportable event” (within the meaning of Section 4.11 of National Instrument 51-102 – Continuous Disclosure Obligations) between either KPMG LLP or Grant Thornton LLP and the Company. Except as described in the Time of Sale Disclosure Package and the Final Prospectus, there are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that may have a material current or, to the Company’s knowledge, future effect on the Company’s or any of its Subsidiaries’ financial condition, changes in financial condition or results of operations. All non-GAAP financial information included in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus complies in all material respects with the requirements of Regulation G under the Securities Act and the published policies of the BCSC regarding the use of non-GAAP financial information.

(i) The Company has been duly incorporated and is validly existing as a company in good standing under the Business Corporations Act (British Columbia). The Company has full corporate power and authority to own its properties and conduct its business as currently being conducted and as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the failure to so qualify might result in a material adverse change in the general affairs, condition (financial or otherwise), business, prospects, property, operations or results of operations of the Company (“Material Adverse Change”).

(j) Each of the Company’s subsidiaries identified on Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Commission on March 13, 2015 (collectively, the “Subsidiaries”), have been duly incorporated and are validly existing as corporations in good standing under the laws of their jurisdictions of incorporation, have the corporate power and authority to own, lease and operate their properties and to conduct their business as described in the Time of Sale Disclosure Package and the Final Prospectus and are duly qualified to transact business and are in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing could not reasonably be expected to result in a Material Adverse Change. All of the issued and outstanding shares in the capital of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for any security interests, mortgages, pledges, liens, encumbrances, claims or equities that are described in the Time of Sale Disclosure Package and the Final Prospectus; none of the outstanding shares in the capital of the Subsidiaries was issued in violation of preemptive or other similar rights of any shareholder of such Subsidiaries. Other than the Subsidiaries, the Company, directly or indirectly, owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity.

(k) Except as contemplated in the Time of Sale Disclosure Package and the Final Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, (a) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and (b) there has not been any change in the capital stock (other than a change in the number of outstanding Common Shares due to the issuance of equity compensation awards under the Company’s equity compensation plans or shares upon the exercise of outstanding options or warrants), or any material change in the short term or long term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company (other than issuances of equity compensation awards under the Company’s equity compensation plans), or any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change.

(l) Except as set forth in the Time of Sale Disclosure Package and the Final Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject before or by any court or governmental agency, authority or body, or any arbitrator, which, individually or in the aggregate, could reasonably be expected to result in any Material Adverse Change. There are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required to be described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus that have not been so described.

(m) There are no material statutes, regulations, contracts or documents that are required to be described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus or to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been so described or filed.

(n) This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal, state or provincial securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or such Subsidiaries is a party or by which the Company or such Subsidiaries is bound or to which any of the property or assets of the Company or the Subsidiaries is subject, (B) result in any violation of the provisions of the charter, articles of incorporation or by-laws of the Company or the Subsidiaries or (C) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental agency or regulatory authority, except, in the case of clause (A), any lien, charge, encumbrance, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument that, would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change and except in the case of (C) above, could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Securities Act, the rules of the Financial Industry Regulatory Authority (“FINRA”), the NASDAQ, or state or provincial securities or blue sky laws; and the Company has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby including the authorization, issuance and sale of the Securities as contemplated by this Agreement.

(o) All of the issued and outstanding shares in the capital of the Company, including the outstanding Common Shares, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all Canadian and, to the extent applicable, U.S. securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing; the Securities which may be sold hereunder by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable; and the authorized share capital of the Company, including the Common Shares, conforms to the description thereof in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus. Except as otherwise described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any Common Shares pursuant to the Company’s charter, by-laws or any agreement or other instrument to which the Company is a party or by which the Company is bound, other than options to purchase Common Shares under the Company’s existing stock option plans. Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Final Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Shares or other securities of the Company that have not been fully complied with or previously waived. Except as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares in the capital of the Company. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement, the Time of Sale Disclosure Package and the

Final Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Time of Sale Disclosure Package and the Final Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights. Except as set forth in the Time of Sale Disclosure Package, the Company is not a participant in any joint venture, partnership or similar arrangement.

(p) The Company and each of its Subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority or self-regulatory body required for the conduct of its business, and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and neither the Company not any of its Subsidiaries has received notice of any revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certification or order or has reason to believe that any such franchise, grant, authorization, license, permit, easement, consent, certification or order will not be renewed in the ordinary course; and the Company and each of its Subsidiaries is in compliance in all material respects with all applicable U.S. and Canadian federal, provincial, state, local and foreign laws, regulations, orders and decrees.

(q) The Company and its Subsidiaries have good and marketable title to all property (whether real or personal) described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, and except those that could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. The property held under lease by the Company and its Subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or such Subsidiary, as the case may be.

(r) The Company and each of its Subsidiaries owns, possesses, or can acquire on reasonable terms, all Intellectual Property (as defined below) necessary for the conduct of its business as now conducted or as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus to be conducted. Except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property, except for such infringements, misappropriations or violations that could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; (B) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s or any of its Subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (C) the Intellectual Property owned by the Company and its Subsidiaries, and to the knowledge of the Company, the Intellectual Property licensed to the Company or any of its Subsidiaries, have not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (D) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or any of its Subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, and neither the Company nor any of its Subsidiaries has received any written notice of such claim and the Company is unaware of any other fact which would form a reasonable basis for any such claim; and (E) to the knowledge of the Company, no employee of the Company or any of its Subsidiaries is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or any of its Subsidiaries or actions undertaken by the employee while employed with the Company or such Subsidiary, except for such violations that could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. “Intellectual Property” shall mean all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and other intellectual property.

(s) The Company is not (A) in violation of its articles of incorporation or by laws; (B) in breach of or otherwise in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance or observance of any term, covenant, obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement, mortgage, deed of trust or any other contract, lease or other instrument to which it is subject or by which it may be bound, or to which any of the material property or assets of the Company is subject; or (C) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of (B) and (C) above, as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(t) The Company has timely filed all United States federal, Canadian federal, state, provincial, local and foreign income and franchise tax returns required to be filed and is not in default in the payment of any material taxes which was payable pursuant to said returns or any assessments with respect thereto, other than any which the Company is contesting in good faith. There is no pending dispute with any taxing authority relating to any of such returns and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Company’s financial statements included in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus.

(u) The Company, directly or indirectly, owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity, other than the Subsidiaries and other than as disclosed in the Time of Sale Disclosure Package.

(v) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than the Time of Sale Disclosure Package or the Final Prospectus or other materials permitted by the Securities Act to be distributed by the Company; provided, however, that, except as set forth on Schedule III, the Company has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, except in accordance with the provisions of Section 4(p) of this Agreement.

(w) The Common Shares of the Company are registered pursuant to Section 12(b) of the Exchange Act, and are listed on the NASDAQ under the ticker symbol “TKMR”. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or delisting the Common Shares from the NASDAQ nor has the Company received any written notice that it is not in compliance with the listing or maintenance requirements of the NASDAQ. The Company believes that it is, and has no reason to believe that it will not in the foreseeable future continue to be, in material compliance with all such listing and maintenance requirements. Except as described in the Registration Statement, the Time of Sale Disclosure Package or

the Final Prospectus, there are no affiliations among the Company’s directors and officers and members of the FINRA other than as disclosed to the FINRA. A Registration Statement relating to the Common Shares on Form 8-A or other applicable form under the Exchange Act has become effective.

(x) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP, and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting is effective and none of the Company, its board of directors and audit committee is aware of any “significant deficiencies” or “material weaknesses” (each as defined by the rules adopted by the Commission) in its internal control over financial reporting, or any fraud that involves management or other employees of the Company who have a significant role in the Company’s internal controls; and since the end of the latest audited fiscal year, there has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company’s board of directors has, subject to the exceptions, cure periods and the phase in periods specified in the applicable stock exchange rules (“Exchange Rules”), validly appointed an audit committee to oversee internal accounting controls whose composition satisfies the applicable independence and other requirements of the Exchange Rules and BC Securities Laws, and the Company’s board of directors and/or the audit committee has adopted a charter that satisfies the requirements of the Exchange Rules and BC Securities Laws.

(y) The Company and its Subsidiaries maintain disclosure controls and procedures as required by Rule 13a-15 or Rule 15d-15 under the Exchange Act and as contemplated by the certifications required under Form 52-109F1 and Form 52-109F2 under Multilateral Instrument 52-109 - Certification of Disclosures in Issuer’s Annual and Interim Filings; such controls and procedures are effective to ensure that all material information concerning the Company and any of its Subsidiaries is made known, on a timely basis, to the individuals responsible for the preparation of the Company’s filings with the Commission. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, in the Time of Sale Disclosure Package and in the Final Prospectus. Neither the Company’s board of directors nor the audit committee has been informed, nor is any director of the Company or the Company aware, of (A) any significant deficiencies in the design or operation of the Company’s internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weakness in the Company’s internal controls; or (B) any fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the Company’s internal controls.

(z) No material relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its Subsidiaries, on the other hand, which is required to be described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus which is not so described. The Company has not, directly or indirectly, extended or maintained credit, or arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any of its directors or executive officers in violation of applicable laws, including Section 402 of the Sarbanes-Oxley Act.

(aa) Except as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, the Company and each of its Subsidiaries: (A) is and at all times has been in compliance with all applicable U.S., Canadian and foreign statutes, rules, regulations, or guidances applicable to Company or any of its Subsidiaries and the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company or any of its Subsidiaries, except where such noncompliance could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change (“Applicable Laws”); (B) has not received any warning letter, untitled letter or other correspondence or written notice from the U.S. Food and Drug Administration or any other U.S. or Canadian federal, state, provincial or foreign governmental authority having authority over the Company or any of its Subsidiaries (“Governmental Authority”) alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) possesses all Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations, except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; (D) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and have no knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) has not received written notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and the Company has no knowledge that any such Governmental Authority is considering such action; and (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission).

(bb) The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company or any of its Subsidiaries were and, if still pending, are, being conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all Applicable Laws and Authorizations; the descriptions of the results of such studies, tests and trials contained in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus are accurate and complete and fairly present the data derived from such studies, tests and trials; except to the extent disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, the Company is not aware of any studies, tests or trials the results of which the Company or any of its Subsidiaries believes reasonably call into question the study, test, or trial results described or referred to in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus when viewed in the context in which such results are described and the clinical state of development; and the Company has not received any notices or correspondence from any Governmental Authority requiring the termination, suspension or material modification of any current or active studies, tests or preclinical or clinical trials conducted by or on behalf of the Company or any of its Subsidiaries.

(cc) The Company (A) is in compliance with any and all applicable United States and Canadian federal, state, provincial, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (B) has received and are in material compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business; and (C) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, result in a Material Adverse Change.

(dd) The documents filed as exhibits to the Registration Statement or otherwise incorporated by reference in the Time of Sale Disclosure Package and in the Final Prospectus, when they became effective or were filed with the Commission or the BCSC, as the case may be, conformed in all material respects to all applicable requirements of the Securities Act or the Exchange Act and all applicable requirements of BC Securities Laws, as the case may be, and were filed on a timely basis with the Commission and with the BCSC, as the case may be, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; any further documents so filed and incorporated by reference in the Time of Sale Disclosure Package or in the Final Prospectus, when such documents are filed with the Commission or the BCSC, as the case may be, will conform in all material respects to all applicable requirements of the Securities Act or the Exchange Act and all applicable requirements of BC Securities Laws, as the case may be, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Each document filed or to be filed with the BCSC and incorporated or deemed to be incorporated by reference in the Canadian Base Prospectus and the Canadian Final Prospectus complied or will comply when so filed and at the First Closing Date and the Second Closing Date, as the case may be, in all material respects with BC Securities Laws, and did not or will not contain a misrepresentation as defined under BC Securities Laws, and none of such documents contained or will contain at the time of its filing and at the First Closing Date and the Second Closing Date, as the case may be, any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading. The Company has not filed any confidential material change reports which remain confidential as at the date hereof.

(ee) The Company (A) is in compliance, in all material respects, with any and all applicable United States and Canadian federal, state, provincial, local and foreign laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities (including pursuant to the Occupational Health and Safety Act, if applicable) relating to the protection of human health and safety in the workplace (“Occupational Laws”); (B) has received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct its business as currently conducted; and (C) is in compliance, in all material respects, with all terms and conditions of such permit, license or approval. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company relating to Occupational Laws, and the Company does not have knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company, or any of its affiliates for employees or former employees of the Company and has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the “Code”). No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(ff) Except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, neither the Company nor any of its Subsidiaries has granted rights to develop, manufacture, produce, assemble, distribute, license, market or sell its products to any other person and is not bound by any agreement that affects the Company’s or any of its Subsidiaries’ exclusive right to develop, manufacture, produce, assemble, distribute, license, market or sell its products.

(gg) Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(hh) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(ii) To the knowledge of the Company, none of the directors or executive officers of the Company are now, or have ever been, subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority, or have entered into a settlement agreement with a securities regulatory authority. Neither the Commission, the BCSC, any other securities regulatory authority, any stock exchange nor any similar regulatory authority has issued any order which is currently outstanding preventing or suspending trading in any securities of the Company or the use of the Final Prospectus and no proceedings for such purposes have been instituted or are pending or, to the knowledge of the Company, are contemplated.

(jj) The Company is not presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

(kk) The Company carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries; and the Company has not (A) received written notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (B) reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business. All such insurance is outstanding and duly in force on the date hereof.

(ll) No labor problem or dispute with the employees of the Company exists nor, to the best knowledge of the Company, is threatened or imminent except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(mm) Neither the Company, nor, to the best knowledge of the Company, any director, officer, agent, employee, consultant or other person associated with or acting on behalf of the Company has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) violated or is in violation of any provision of the Canadian Corruption of Foreign Public Officials Act or the U.S. Foreign Corrupt Practices Act of 1977; or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(nn) The Company is not and, after giving effect to the offering, the sale of the Securities and the intended use of proceeds of the offering, will not be registered or required to register as an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(oo) Except as described in the Final Prospectus or otherwise obtained by the Company, no approval of the shareholders of the Company is required for the Company to issue and deliver to the Underwriters the Securities, including such as may be required pursuant to the rules and regulations of any trading market.

(pp) The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder.

(qq) The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s articles of incorporation or by-laws, the Business Corporations Act (British Columbia) or other applicable Canadian laws that is or could reasonably be expected to become applicable to the Underwriters as a result of the Underwriters and the Company fulfilling their obligations or exercising their rights under the Agreement, including, without limitation, the Company’s issuance of the Securities and the Underwriters’ ownership of the Securities.

(rr) To enable the Underwriters to rely on FINRA Rule 5110(b)(7)(C)(i), as of the date hereof, the registration of the Firm Shares with the Commission could have been effected on Form S-3 under the Securities Act pursuant to the standards for such Form S-3 in effect prior to October 21, 1992.

3. Purchase, Sale and Delivery of Securities.

(a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, that number of Firm Shares set forth in Schedule I opposite the name of such Underwriter, plus any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares. The purchase price for each Firm Share shall be US$19.035 per share.

The Firm Shares will be delivered by the Company to the Underwriters against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company at the offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, New York, or such other location as may be mutually acceptable, at 10:00 a.m. Eastern time on the third (or if the Firm Shares are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof (unless postponed in accordance with the provisions of Section 10), or at such other time and date as the Underwriters and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, such time and date of delivery being herein referred to as the “First Closing Date.” Delivery of the Firm Shares shall be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives, unless the Representatives shall otherwise instruct.

(b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters an option, severally and not jointly, to purchase all or any portion of the Option Shares to be sold by the

Company hereunder, at the same purchase price as the Firm Shares, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Option Shares, for use in covering any over-allotments made by the Underwriter in the sale and distribution of the Firm Shares and for market stabilization purposes. The option granted hereunder may be exercised in whole or in part at any time and from time to time within 30 days after the effective date of this Agreement upon notice (confirmed in writing) by the Representatives to the Company setting forth the aggregate number of Option Shares as to which the Underwriters are exercising the option, the names and denominations in which the certificates for the Option Shares are to be registered and the date and time, as determined by the Representatives, when the Option Shares are to be delivered, such time and date being herein referred to as the “Second Closing” and “Second Closing Date”, respectively; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by such Underwriter as the number of Firm Shares to be purchased by such Underwriter is of the total number of Firm Shares to be purchased by the Underwriters, as adjusted by the Representatives in such manner as the Representatives deem advisable to avoid fractional shares. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

The Option Shares will be delivered by the Company to the Underwriters against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company at the offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, New York, or such other location as may be mutually acceptable, at 9:00 a.m. Eastern time, on the Second Closing Date (unless postponed in accordance with the provisions of Section 10). Delivery of the Option Shares shall be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives, unless the Representatives shall otherwise instruct.

4. Covenants. The Company covenants and agrees with the Underwriters as follows:

(a) During the period beginning on the date hereof and ending on the later of the Second Closing Date and such date, as in the opinion of counsel for the Underwriters, the Final Prospectus is no longer required by law to be delivered (assuming the absence of Rule 172 under the Securities Act), in connection with sales by the Underwriters (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, including any Upsizing Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus, the Company shall furnish to the Underwriters for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Underwriters or counsel to the Underwriters reasonably object. Subject to this Section 4(a), immediately following execution of this Agreement, the Company will prepare the Canadian Final Prospectus in accordance with applicable BC Securities Laws, and will file such Canadian Final Prospectus with the BCSC within the applicable time periods required thereby.

(b) The Company will advise the Underwriters, promptly after it shall receive written notice of the issuance by the Commission or the BCSC of any stop order or cease trade order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto, or preventing or suspending the use of the Canadian Base Prospectus, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Final Prospectus, the Canadian Final Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or cease trade order or to obtain its withdrawal if such a stop order or cease trade order should be issued. Additionally, the Company will notify the Underwriters promptly, and confirm the notice as applicable, (1) when the Canadian Final Prospectus shall have been filed with the BCSC pursuant to applicable BC Securities Laws, (2) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b), (3) prior to the termination of the offering of the Securities, of any request by the BCSC to amend or supplement, as applicable, the Canadian Base Prospectus, the Canadian Final Prospectus or any document incorporated by reference therein or for additional information or of any request by the Commission to amend the Registration Statement or to amend or supplement, as applicable, the U.S. Base Prospectus, the Final Prospectus or any document incorporated by reference therein or for additional information, (4) of the time when, prior to the termination of the offering of the Securities, any amendment or supplement, as applicable, to the Canadian Base Prospectus or any document incorporated by reference therein has been filed with or receipted by the BCSC, or of the filing with, or mailing or the delivery to, the Commission for filing of any amendment of the Registration Statement or supplement to the U.S. Base Prospectus.

(c) (A) During the Prospectus Delivery Period, the Company will comply as far as it is able with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, by the Exchange Act and by BC Securities Laws so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the Time of Sale Disclosure Package and the Final Prospectus. If during such period any event shall occur or condition shall exist as a result of which the Final Prospectus (or if the Final Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Final Prospectus (or, if the Final Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) to comply with the Securities Act or to file under the Exchange Act or under BC Securities Laws any document which would be deemed to be incorporated by reference in the Final Prospectus in order to comply with the Securities Act, the Exchange Act or BC Securities Laws, the Company will promptly notify the Underwriters and will amend the Registration Statement or supplement the Final Prospectus (or, if the Final Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(B) If, at any time following issuance of an Issuer Free Writing Prospectus, there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Final Prospectus relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company promptly will notify the Underwriters and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(d) The Company shall take or cause to be taken all necessary action to qualify the Securities for sale under the securities laws of all applicable jurisdictions and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

(e) The Company will furnish or make available to the Underwriters, at the Company’s expense, copies of the Registration Statement (which will include a manually signed copy of the Registration Statement and all consents and exhibits filed therewith upon reasonable request), and to the Underwriters and any dealer each Preliminary Prospectus, the Time of Sale Disclosure Package, the Final Prospectus, the Issuer Free Writing Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters may from time to time reasonably request. Notwithstanding the foregoing, the Company shall forthwith cause to be delivered to the Underwriters in such cities in the United States as they may reasonably request, without charge, such numbers of commercial copies of the Final Prospectus, excluding any documents incorporated by reference, as the Underwriters shall reasonably require, which deliveries shall be effected as soon as possible and, in any event, in New York not later than 12:00 p.m. local time on March 23, 2015, and in all other cities by 12:00 noon local time on the next business day, provided that the Underwriters have given the Company written instructions as to the number of copies required and the places to which such copies are to be delivered not less than 24 hours prior to the time requested for delivery. Such delivery shall also confirm that the Company consents to the use by the Underwriters and any dealer of the Final Prospectus in connection with the offering of the Securities in compliance with the provisions of this Agreement.

(f) The Company will make generally available to its security holders as soon as practicable, but in no event later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(g) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective under the provisions of Section 8(a) hereof or is otherwise terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriters of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company’s accountants and counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, each Preliminary Prospectus, the Time of Sale Disclosure Package, the Final Prospectus, any Issuer Free Writing Prospectus and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including Blue Sky Memoranda (covering the states and other applicable jurisdictions), (C) all reasonable and documented filing fees and reasonable fees and disbursements of the Underwriters’ counsel incurred in connection with the qualification of the Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions which the Underwriters shall designate, (D) the fees and expenses of any transfer agent or registrar, (E) the reasonable and documented filing fees and fees and disbursements of Underwriters’ counsel incident to any required review and approval by FINRA of the terms of the sale of the Securities, (F) listing fees, if any, (G) the costs and expenses of the Company relating to investor presentations or any “roadshow” undertaken in connection with the marketing of the Securities, and (H) all other costs and expenses of the Company incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. Except as provided in this Section 4(g), the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel. If this Agreement is terminated pursuant to Section 8(a) or Section 10 hereof or if the sale of the Securities provided for herein is not consummated by reason of action by the Company pursuant to Section 9 hereof which prevents this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable and documented out-of-pocket disbursements (including reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to the Underwriters for loss of any anticipated profits from the transactions contemplated by this Agreement.

(h) The Company intends to apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Time of Sale Disclosure Package and in the Final Prospectus.

(i) The Company will not, without the prior written consent of the Representatives, from the date of execution of this Agreement and continuing to and including the date 90 days after the date of the Final Prospectus (the “Lock-Up Period”), (A) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, except for (A) sales of the Securities to the Underwriters pursuant to this Agreement, (B) grants of options or the issuance of Common Shares by the Company pursuant to equity incentive plans described in the Time of Sale Disclosure Package, or (C) issuance of shares upon exercise or conversion of securities outstanding as of the date hereof. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period. If (1) during the last 17 days of the Lock-Up Period, (a) the Company issues an earnings release, (b) the Company publicly announces material news or (c) a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions in this Agreement, unless otherwise waived by the Representatives in writing, shall continue to apply until the expiration of the date that is 18 calendar days after the date on which (a) the Company issues the earnings release, (b) the Company publicly announces material news or (c) a material event relating to the Company occurs; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act, and the Company’s securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act. The Company will provide the Underwriters and each person subject to the Lock-Up Agreement (as defined below) with prior notice of any such announcement that gives rise to the extension of the Lock-Up Period.

(j) The Company has caused to be delivered to the Underwriters prior to the date of this Agreement a letter, in the form of Exhibit A hereto (the “Lock-Up Agreement”), from each of the Company’s directors and officers and certain shareholders identified on Schedule IV. If requested by the Representatives, the Company will issue stop-transfer instructions to the transfer agent for the Common Shares with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement.

(k) Other than in connection with any road show or other marketing of the offering of Securities, the Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of Common Shares which would be required to be disclosed in response to Item 701 of Regulation S-K under the Securities Act if applicable to the Company which have not been so disclosed in the Registration Statement.

(l) Other than as contemplated by this Agreement, the Company will not incur any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(m) During the Prospectus Delivery Period, the Company will file with the Commission such periodic and special reports as required by the Rules and Regulations and with the BCSC such continuous disclosure documents as required by BC Securities Laws.

(n) The Company will maintain such controls and other procedures, including without limitation those required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act and under BC Securities Laws is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms and applicable BC Securities Laws, including without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, to ensure that material information relating to the Company is made known to them by others within those entities.

(o) The Company will comply with all applicable provisions of the Sarbanes-Oxley Act.

(p) The Company represents and agrees that, unless it obtains or obtained the prior written consent of the Representatives, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule III. Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Underwriters, severally and not jointly, represent and agree that, unless they obtain or obtained the prior written consent of the Company, they have not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission.

(q) Following completion of the Company’s fiscal year ending December 31, 2015, the Company shall make a determination as to whether it was a “passive foreign investment company” within the meaning of Section 1297(a) of the Code, for the preceding fiscal year, including any qualifications, and the Company shall promptly report such determination in the next filing of an annual report with the Commission. If the Company has determined that it was a “passive foreign investment company” during such fiscal year, if requested by a shareholder, the Company shall provide such shareholder with the necessary information to make a “qualified electing fund” election as defined under the Code; provided, however, that nothing in this Section 4(q) shall be interpreted as an undertaking to not qualify as a “passive foreign investment company.”

(r) If the Company elects to rely upon Rule 462(b) under the Securities Act, to file the Upsizing Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act (and any filings with the BCSC) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and, at the time of filing, either to pay to the Commission the filing fee for the Upsizing Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act, and to pay any filing fees associated with filings made with the BCSC as may be required.

5. Conditions of Underwriters’ Obligations. The obligations of the Underwriters hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such closing date), of and compliance with all representations, warranties and agreements of the Company contained herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Company has filed the Canadian Base Prospectus and the Canadian Final Prospectus with the BCSC within the applicable time periods required thereby and has received applicable filing receipts from the BCSC with respect thereto. All other steps or proceedings shall have been taken that may be necessary in order to qualify the Securities for distribution in accordance with the terms of this Agreement; and no order suspending the distribution of the Securities shall have been issued by the BCSC and no proceedings for that purpose shall have been instituted or threatened, and any request on the part of the BCSC for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.

(b) The Company shall have filed the Final Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus required to be filed under the Securities Act or the Rules and Regulations with the Commission in the manner and within the time period so required by Rule 424(b); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof, any Upsizing Registration Statement, or any amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Final Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the Final Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriters.

(c) The Underwriters shall not have reasonably determined and advised the Company that (i) the Registration Statement or any amendment thereof or supplement thereto, contains an untrue statement of a material fact which, in the opinion of counsel to the Underwriters, is material or omits to state a material fact which, in the opinion of counsel to the Underwriters, is required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Time of Sale Disclosure Package or the Final Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus contains an untrue statement of fact which, in the opinion of counsel to the Underwriters, is material, or omits to state a fact which, in the opinion of counsel to the Underwriters, is material and is required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(d) Except as contemplated in the Time of Sale Disclosure Package and in the Final Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, the Company shall not have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding Common Shares due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company, or any Material Adverse Change or any development reasonably likely to result in a Material Adverse Change (whether or not arising in the ordinary course of business), that, in the judgment of the Underwriters, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Time of Sale Disclosure Package and in the Final Prospectus.

(e) On the First Closing Date and the Second Closing Date, as the case may be, there shall have been furnished to the Underwriters, the opinion of Farris, Vaughan, Wills & Murphy LLP, Canadian counsel for the Company, dated such closing date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters.

(f) On the First Closing Date and the Second Closing Date, as the case may be, there shall have been furnished to the Underwriters, the opinion of Dorsey & Whitney LLP, U.S. counsel for the Company, dated such closing date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters.

(g) On the First Closing Date and the Second Closing Date, as the case may be, there shall have been furnished to the Underwriters, the opinion of Viksnins, Harris & Padys PLLP, intellectual property counsel for the Company, dated such closing date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters.

(h) On the First Closing Date and the Second Closing Date, as the case may be, there shall have been furnished to the Underwriters, the opinion of Kilpatrick Townsend & Stockton LLP, intellectual property counsel for the Company, dated such closing date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters.

(i) On the First Closing Date and the Second Closing Date, as the case may be, there shall have been furnished to the Underwriters, the opinion of Saul Ewing LLP, intellectual property counsel for the Company, dated such closing date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters.

(j) On the First Closing Date and the Second Closing Date, as the case may be, there shall have been furnished to the Underwriters, the opinion of Chas. Hude, intellectual property counsel for the Company, dated such closing date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters.

(k) On the First Closing Date and the Second Closing Date, as the case may be, there shall have been furnished to the Underwriters, the negative assurance letter of Goodwin Procter LLP, counsel for the Underwriters, dated such closing date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters.

(l) On the date of this Agreement, the First Closing Date and the Second Closing Date, as the case may be, the Underwriters shall have received a letter of KPMG LLP, dated such date and addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, and the effect of the letter so to be delivered on the First Closing Date and the Second Closing Date, as the case may be, shall be to confirm the conclusions and findings set forth in such prior letter.

(m) On the First Closing Date and the Second Closing Date, as the case may be, there shall have been furnished to the Underwriters, a certificate, dated such closing date and addressed to the Underwriters, signed by the chief executive officer and by the chief financial officer of the Company, to the effect that:

(i) The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of such closing date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such closing date;

(ii) No stop order, cease trade order or other order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale under applicable securities laws, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Final Prospectus or any Issuer Free Writing Prospectus, has been issued, and no proceeding for that purpose has been instituted or, to their knowledge, is contemplated or threatened by the Commission, the BCSC or any state, provincial or regulatory body; and

(iii) The signers of said certificate have carefully examined the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, and any amendments thereof or supplements thereto, and

(A) the Registration Statement, or any amendment thereof, does not contain and did not contain when such part of the Registration Statement, or any amendment thereof, became effective, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that such statement shall not apply to statements in or omissions from the Registration Statement, or any amendment thereof, based upon and in conformity with written information furnished to the Company by the Underwriters through the Representatives specifically for use therein, and the Final Prospectus, as amended or supplemented, does not include and did not include as of its date or the time of first use within the meaning of the Rules and Regulations, any untrue statement of material fact or omit to state and did not omit to state as of its date or the time of first use within the meaning of the Rules and Regulations a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such statement shall not apply to statements in or omissions from the Final Prospectus, as amended or supplemented, based upon and in conformity with written information furnished to the Company by the Underwriters through the Representatives specifically for use therein,

(B) At the time of filing thereof with the BCSC and at the First Closing Date and the Second Closing Date, the Canadian Base Prospectus and the Canadian Final Prospectus constituted and will constitute full, true and plain disclosure of all material facts relating to the Securities and the Company and its Subsidiaries, taken as a whole, and did not and will not contain a misrepresentation, as defined under BC Securities Laws, and did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(C) neither (1) the Time of Sale Disclosure Package nor (2) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the Time of Sale Disclosure Package, include, nor included as of the Time of Sale any untrue statement of a material fact or omits, or omitted as of the Time of Sale, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such statement shall not apply to statements in or omissions from the Time of Sale Disclosure Package or any Individual Limited-Use Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Underwriters through the Representatives specifically for use therein,

(D) since the Time of Sale there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth,

(E) subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Disclosure Package and Final Prospectus, the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Time of Sale Disclosure Package and in the Final Prospectus, there has not been any change in the share capital (other than a change in the number of outstanding Common Shares due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short term or long term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company (other than issuances of options under the Company’s existing stock option plans) or any Material Adverse Change or any development involving a prospective Material Adverse Change (whether or not arising in the ordinary course of business), and

(F) except as stated in the Registration Statement, the Time of Sale Disclosure Package and in the Final Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company is a party before or by any court or governmental agency, authority or body, or any arbitrator, which could reasonably be expected to result in any Material Adverse Change.

(n) The Underwriters shall have received all the Lock-Up Agreements referenced in Section 4(j).

(o) At the First Closing Date, the Securities shall have been duly listed for quotation or trading on the NASDAQ (subject only to customary post-closing document delivery requirements).

(p) On the First Closing Date and the Second Closing Date, as the case may be, there shall have been furnished to the Underwriters, a certificate, dated such closing date and addressed to the Underwriters, signed by the chief financial officer of the Company.

(q) The Underwriters shall have received on the First Closing Date a certificate of the secretary of the Company.

Prior to the First Closing Date and the Second Closing Date, if applicable, the Underwriters shall have received such further certificates and documentation from the Company as may be contemplated herein as the Underwriters or counsel to the Underwriters may reasonably request; provided, however, that the Underwriters or counsel to the Underwriters shall request any such certificates or other documents within a reasonable period prior to the First Closing Date or Second Closing Date, as applicable, that is sufficient for the Company to obtain and deliver such certificates or documents, and in any event, at least two (2) Business Days prior to the First Closing Date or Second Closing Date, as applicable. The Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as the Underwriters shall reasonably request.

6. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Underwriter, their affiliates, directors and officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several, to which any Underwriter may become subject, under the Securities Act, BC Securities Laws or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, the Canadian Base Prospectus, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Final Prospectus, the Canadian Final Prospectus or any amendment or supplement thereto, any Issuer Free Writing Prospectus or in any materials or information provided to investors by, at the instruction of, the Company in connection with the marketing of the offering of the Common Shares (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, with respect only to the Canadian Base Prospectus, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Final Prospectus, the Canadian Final Prospectus or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or Marketing Materials, in light of the circumstances under which they were made, not misleading, and will reimburse the Underwriters for any legal or other expenses reasonably incurred by them in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Canadian Base Prospectus, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Final Prospectus, the Canadian Final Prospectus, or any such amendment or supplement, any Issuer Free Writing Prospectus or in any Marketing Materials, in reliance upon and in conformity with information provided in writing to the Company by the Underwriters through the Representatives specifically for use therein; it being understood and agreed that the only such information furnished by the Underwriters through the Representatives consists of the information described as such in Section 6(f). To the extent that any reimbursement payment is so held to have been improper, the Underwriters that received such payment shall promptly return it to the party or parties that made such payment.

(b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, its affiliates, directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act, BC Securities Laws or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Representatives), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Canadian Base Prospectus, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Final Prospectus, the Canadian Final Prospectus or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Canadian Base Prospectus, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Final Prospectus, the Canadian Final Prospectus or any such amendment or supplement, or any Issuer Free Writing Prospectus in reliance upon and in conformity with information provided in writing to the Company by the Underwriters through the Representatives specifically for use therein; it being understood and agreed that the only such information furnished by the Underwriters through the Representatives consists of the information described as such in Section 6(f), and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under Section 6(a) or 6(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the judgment of counsel to the Underwriters, it is advisable for the Underwriters to be represented by separate counsel, the Underwriters shall collectively have the right to employ a single counsel (in addition to local counsel) to represent the Underwriters who may be subject to liability arising from any claim in respect of which indemnity may be sought by the Underwriters under subsection (a) of this Section 6, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriters as incurred. An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing. In addition, no indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened proceeding unless such settlement includes an unconditional release of such indemnified party for all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 6(a) or 6(b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Final Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 6(d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this Section 6(d). Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of any Underwriter under this Section 6 shall be in addition to any liability that such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Securities Act.

(f) The Underwriters confirm and the Company acknowledges that the statements with respect to the public offering of the Securities by the Underwriters set forth in (i) the first paragraph under the heading “Commissions and Discounts” and (ii) the paragraphs under the headings “Price Stabilization, Short Positions and Penalty Bids” and “Electronic Distribution”, under the section “Underwriting” in the Time of Sale Disclosure Package and in the Final Prospectus are correct and constitute the only information concerning the Underwriters furnished in writing to the Company by any Underwriter through the Representatives specifically for use in the Registration Statement, the Canadian Base Prospectus, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Final Prospectus, the Canadian Final Prospectus or any Issuer Free Writing Prospectus.

7. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, including but not limited to the agreements of the Underwriters and the Company contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, or any controlling person thereof, and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

8. Termination of this Agreement.

(a) The Underwriters shall have the right to terminate this Agreement by giving notice to the Company as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to such closing date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters’ obligations hereunder is not fulfilled, (iii) trading on the NASDAQ shall have been suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NASDAQ, by such Exchange or by order of the Commission or any other Governmental Authority having jurisdiction, (v) a banking moratorium shall have been declared by U.S. federal, Canadian federal or state authorities, or (vi) there shall have occurred any outbreak or escalation of hostilities, any change in financial markets or any calamity or crisis that, in the Representatives’ judgment, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(g) and Section 6 hereof shall at all times be effective and shall survive such termination.

(b) If the Representatives elect to terminate this Agreement as provided in this Section 8, the Company shall be notified promptly by the Representatives by telephone, confirmed by letter.

9. Default by the Company. If the Company shall fail at the First Closing Date to sell and deliver the number of Securities which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of the Underwriters or, except as provided in Section 4(g) and Section 6 hereof, any non-defaulting party. No action taken pursuant to this Section 9 shall relieve the Company from liability, if any, in respect of such default.

10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the First Closing Date or Second Closing Date to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(i) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to the Second Closing Date, the obligation of the Underwriters to purchase, and the Company to sell, the Option Shares to be purchased and sold on such Second Closing Date shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of the Second Closing Date, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Shares, as the case may be, either the (i) Representatives or (ii) the Company shall have the right to postpone the First Closing Date or Second Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

11. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to the Representatives c/o Leerink Partners LLC, One Federal Street, 37th Floor, Boston, Massachusetts 02110, Attention: Legal Department (facsimile: (714) 755-8290), with a copy to Syndicate (facsimile: (617) 918-4900); and if to the Company, shall be mailed or delivered to the address of the Company set forth in the Registration Statement, Attention: Secretary. Any such communications shall take effect upon receipt thereof. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

12. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, the Company (a) acknowledges that it has, by separate written instrument, irrevocably designated and appointed National Registered Agents, Inc. (or any successor) (together with any successor, the “Agent for Service”), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the Securities, that may be instituted in any U.S. federal or state court in the State of New York, or brought under federal or state securities laws, and acknowledges that the Agent for Service has accepted such designation, (b) submits to the jurisdiction of any New York state or U.S. federal court located in the Borough of Manhattan, the City of New York, New York, in any suit or proceeding arising out of or related to this Agreement, and (c) agrees that service of process upon the Agent for Service (or any successor) and written notice of said service to the Company (mailed or delivered to National Registered Agents, Inc. at 505 Union Avenue SE, Suite 120, Olympia, Washington 98501-1474), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent for Service in full force and effect so long as any of the Securities shall be outstanding. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law.

13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Securities from the Underwriters.

14. Absence of Fiduciary Relationship. The Company acknowledges and agrees that: (a) the Underwriters have been retained solely to act as underwriters in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company and the Underwriters has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether any Underwriter has advised or is advising the Company on other matters; (b) the price and other terms of the Securities set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Representatives and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that each Underwriter and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Underwriters have no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; (d) it has been advised that each Underwriter is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of such Underwriter and not on behalf of the Company; (e) it waives to the fullest extent permitted by law, any claims it may have against any Underwriter for breach of fiduciary duty or alleged breach of fiduciary duty in respect of any of the transactions contemplated by this Agreement and agrees that the Underwriters shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

17. Representatives. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

18. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

[Signature Page Follows]

If the foregoing is in accordance with your understanding, please sign and return to us, and upon the acceptance hereof by the Underwriters, this Agreement and such acceptance hereof shall constitute a binding agreement between the Underwriters and the Company.

Very truly yours,

TEKMIRA PHARMACEUTICALS CORPORATION

By:	/s/ Mark J. Murray
Name:	Mark J. Murray
Title:	President & CEO

Accepted as of the date hereof:

LEERINK PARTNERS LLC

By:	/s/ John I. Fitzgerald
Name:	John I. Fitzgerald
Title:	Managing Director

RBC CAPITAL MARKETS, LLC

By:	/s/ Jennifer Caruso
Name:	Jennifer Caruso
Title:	Managing Director

For themselves and on behalf of each of the Underwriters.

SCHEDULE I

Underwriters

Name of Underwriter	Number of Firm Shares

Leerink Partners LLC	2,874,356
RBC Capital Markets, LLC	2,318,029
Nomura Securities International, Inc.	741,770
JMP Securities LLC	741,770
Wedbush Securities Inc.	741,770
Lazard Frères & Co. LLC	82,305

Total	7,500,000

SCHEDULE II

Pricing Information

Number of Firm Shares to be Issued: 7,500,000

Offering Price: US$20.25 per share

Underwriting Discounts and Commissions: 6.0%

Number of Option Shares: 1,125,000

SCHEDULE III

Issuer General Free Writing Prospectuses

None.

SCHEDULE IV

Persons Subject to Lockup

Mark J. Murray

Bruce G. Cousins

Vivek Ramaswamy

Frank Karbe

Richard Henriques

Herbert Conrad

Keith Manchester

William Symonds

Patrick T. Higgins

Michael J. Sofia

Michael J. Abrams

William T. Symonds

Roivant Sciences Ltd.

EXHIBIT A

Form of Lockup Agreement

March     , 2015

LEERINK PARTNERS LLC

RBC CAPITAL MARKETS, LLC

As Representatives of the Several Underwriters

c/o Leerink Partners LLC

One Federal Street

37th Floor

Boston, Massachusetts 02110

Re: Offering of Common Shares of Tekmira Pharmaceuticals Corporation

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”) of the underwriters (the “Underwriters”), propose to enter into an Underwriting Agreement with Tekmira Pharmaceuticals Corporation, a British Columbia corporation (the “Company”), providing for an offering of common shares (the “Shares”), without par value, of the Company (the “Common Shares”), pursuant to a Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge (except a pledge for the benefit of the Company pursuant to an agreement entered or to be entered into between the Company and the undersigned), grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Common Shares of the Company, or any options or warrants to purchase any Common Shares of the Company, or any securities convertible into, exchangeable for or that represent the right to receive Common Shares of the Company, whether now owned or hereafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned’s Shares”); provided, however, that during the Lock-Up Period, the undersigned shall be permitted to exercise any options or warrants to purchase common shares of the Company that the undersigned owns directly (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (the “Convertible Securities”), provided that any such shares issued upon exercise of such Convertible Securities shall continue to be subject to the applicable provisions of this Lock-Up Agreement. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Undersigned’s Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Shares (regardless of whether any of the transactions described herein is to be settled by delivery of Common Shares of the Company, or such other securities, in cash or otherwise). Further, the undersigned agrees not to make any demand for, or exercise any right with respect to, the registration of any Common Shares of the Company or securities convertible into or exercisable or exchangeable for Common Shares of the Company during the Lock-Up Period.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 90 days after the offering date set forth on the final prospectus used to sell the Shares (the “Offering Date”) pursuant to the Underwriting Agreement; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension.

The undersigned hereby acknowledges that the Company intends to agree in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph to the undersigned and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) pursuant to a bona fide take-over bid made to all holders of common shares of the Company or similar acquisition transaction provided that in the event that the take-over or acquisition transaction is not completed, any securities shall remain subject to the restrictions contained in this Lock-Up Agreement; (ii) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iv) with the prior written consent of the Representatives. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned now has, and, except as contemplated by clause (i), (ii), (iii) or (iv) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances and claims whatsoever. The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned hereby represents and warrants that it has full power and authority to enter into this Lock-Up Agreement and that upon request, the undersigned will execute any additional documents reasonably necessary or desirable in connection with the enforcement hereof. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

This Lock-Up Agreement shall lapse and become null and void upon notice from the Company to the Underwriters that the Company does not intend to proceed with the offering or wishes to terminate the engagement of the Underwriters as underwriters of the offering.

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title